UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
July 9, 2010

Principle Security International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

333-145730	98-0538119
(Commission File Number)	(IRS Employer Identification No.)

65 S. Main Street, Suite A300, Pennington, New Jersey, 08543
(Address of Principal Executive Offices)      (Zip Code)

609-216-7938
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of  the following provisions (see General Instruction A.2. below):

   ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐   Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 9, 2010, Principle Security International, Inc. (the “Company”) formally informed James Stafford, Chartered Accountants, of their dismissal as the Company’s independent registered principal accountant.

During the Company’s  most recent fiscal year preceding the termination of James Stafford, Chartered Accountants, and through July 9, 2010, there were no disagreements with James Stafford, Chartered Accountants which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of  James Stafford, Chartered Accountants would have caused James Stafford, Chartered Accountants to make reference to the subject matter of the disagreements in connection with its report. James Stafford, Chartered Accountants as the Company’s principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company’s consolidated financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles, except that the report of James Stafford, Chartered Accountants for the fiscal year ended May 31, 2009 indicated conditions which raised substantial doubt about the Company’s ability to continue as a going concern.

We provided James Stafford, Chartered Accountants with a copy of this disclosure before its filing with the SEC. We requested that James Stafford, Chartered Accountants provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter provided by James Stafford, Chartered Accountants is filed as Exhibit 16.1 to this Form 8-K.

On July 9, 2010 the board of directors of the Company approved and authorized the engagement of Sadler, Gibb & Associates, LLC of Salt Lake City, Utah as the principal independent accountant for the Company.

During the two most recent fiscal years and through July 9, 2010, the Company had not consulted with Sadler, Gibb & Associates, LLC regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that Hanlin Moss Group, P.S. concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 9.01 EXHIBITS
16.1	Letter from James Stafford, Chartered Accountants, dated July 9, 2010 to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2010

By: /s/ Kevin Coughlin
Name:   Kevin Coughlin
Title:  President, CEO, CFO